RAMP SERIES 2005-RS6 TRUST - Cashflows#EFFRATE1ACT360

Pricing Speed		50% PPC
LIBOR		20.00%
Period	Date	Effective AFC
Total

0	29-Jun-05
1	25-Jul-05	N/A
2	25-Aug-05	22.39
3	25-Sep-05	22.28
4	25-Oct-05	21.79
5	25-Nov-05	21.46
6	25-Dec-05	21.34
7	25-Jan-06	20.98
8	25-Feb-06	20.68
9	25-Mar-06	20.69
10	25-Apr-06	19.99
11	25-May-06	19.78
12	25-Jun-06	19.23
13	25-Jul-06	18.95
14	25-Aug-06	18.43
15	25-Sep-06	18.04
16	25-Oct-06	17.81
17	25-Nov-06	17.32
18	25-Dec-06	17.12
19	25-Jan-07	16.64
20	25-Feb-07	16.32
21	25-Mar-07	16.48
22	25-Apr-07	15.62
23	25-May-07	14.70
24	25-Jun-07	11.60
25	25-Jul-07	11.73
26	25-Aug-07	11.35
27	25-Sep-07	11.26
28	25-Oct-07	11.44
29	25-Nov-07	11.21
30	25-Dec-07	11.89
31	25-Jan-08	11.54
32	25-Feb-08	11.47
33	25-Mar-08	11.99
34	25-Apr-08	11.35
35	25-May-08	11.66
36	25-Jun-08	11.70
37	25-Jul-08	11.98
38	25-Aug-08	11.62
39	25-Sep-08	11.59
40	25-Oct-08	11.87
41	25-Nov-08	11.65
42	25-Dec-08	12.41
43	25-Jan-09	12.04
44	25-Feb-09	12.01
45	25-Mar-09	13.06
46	25-Apr-09	11.94
47	25-May-09	12.30
48	25-Jun-09	12.11
49	25-Jul-09	12.42
50	25-Aug-09	12.05
51	25-Sep-09	12.02
52	25-Oct-09	12.34
53	25-Nov-09	11.98
54	25-Dec-09	12.29
55	25-Jan-10	11.92
56	25-Feb-10	11.89
57	25-Mar-10	12.99
58	25-Apr-10	11.93
59	25-May-10	12.28
60	25-Jun-10	12.07
61	25-Jul-10	11.36
62	25-Aug-10	10.98
63	25-Sep-10	10.98
64	25-Oct-10	11.34
65	25-Nov-10	10.98
66	25-Dec-10	11.34
67	25-Jan-11	10.96
68	25-Feb-11	10.96
69	25-Mar-11	12.13
70	25-Apr-11	10.95
71	25-May-11	11.31
72	25-Jun-11	10.93
73	25-Jul-11	11.29
74	25-Aug-11	10.92
75	25-Sep-11	10.92
76	25-Oct-11	11.27
77	25-Nov-11	10.90
78	25-Dec-11	11.26
79	25-Jan-12	10.89
80	25-Feb-12	10.89
81	25-Mar-12	11.63
82	25-Apr-12	10.88
83	25-May-12	11.24
84	25-Jun-12	10.91
85	25-Jul-12	11.26
86	25-Aug-12	10.89
87	25-Sep-12	10.89
88	25-Oct-12	11.24
89	25-Nov-12	10.87
90	25-Dec-12	11.23
91	25-Jan-13	10.86
92	25-Feb-13	10.85
93	25-Mar-13	12.01
94	25-Apr-13	10.84
95	25-May-13	11.20
96	25-Jun-13	10.83
97	25-Jul-13	11.18
98	25-Aug-13	10.81
99	25-Sep-13	10.81
100	25-Oct-13	11.16
101	25-Nov-13	10.79
102	25-Dec-13	11.15
103	25-Jan-14	10.78
104	25-Feb-14	10.77
105	25-Mar-14	11.92
106	25-Apr-14	10.76
107	25-May-14	11.11
108	25-Jun-14	10.75
109	25-Jul-14	11.10
110	25-Aug-14	10.73
111	25-Sep-14	10.73
112	25-Oct-14	11.08
113	25-Nov-14	10.71
114	25-Dec-14	11.06
115	25-Jan-15	10.70
116	25-Feb-15	10.69
117	25-Mar-15	11.83
118	25-Apr-15	10.68
119	25-May-15	11.03
120	25-Jun-15	10.67
121	25-Jul-15	11.02
122	25-Aug-15	10.66
123	25-Sep-15	10.65
124	25-Oct-15	11.00
125	25-Nov-15	10.64
126	25-Dec-15	10.98
127	25-Jan-16	10.62
128	25-Feb-16	10.62
129	25-Mar-16	11.34
130	25-Apr-16	10.60
131	25-May-16	10.95
132	25-Jun-16	10.59
133	25-Jul-16	10.93
134	25-Aug-16	10.57
135	25-Sep-16	10.57
136	25-Oct-16	10.91
137	25-Nov-16	10.55
138	25-Dec-16	10.90
139	25-Jan-17	10.54
140	25-Feb-17	10.53
141	25-Mar-17	11.65
142	25-Apr-17	10.52
143	25-May-17	10.86
144	25-Jun-17	10.51
145	25-Jul-17	10.85
146	25-Aug-17	10.49
147	25-Sep-17	10.49
148	25-Oct-17	10.83
149	25-Nov-17	10.47
150	25-Dec-17	10.81
151	25-Jan-18	10.46
152	25-Feb-18	10.45
153	25-Mar-18	11.56
154	25-Apr-18	10.44
155	25-May-18	10.78
156	25-Jun-18	10.42

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by
CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-
lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.